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                                                               Draft of 11/17/94



                                November __, 1994

                    THE BANK OF NOVA SCOTIA
                 IRREVOCABLE LETTER OF CREDIT NO. ______________


United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

Dear Sirs:

     At the request and on the instructions of our customer, Rexene Corporation (the "Company"), we hereby establish, in accordance with the terms and conditions stated herein, this Irrevocable Letter of Credit in favor of United States Trust Company of New York, as Trustee under that certain Indenture dated as of September 18, 1992, between such Trustee and Rexene Corporation (the "Trustee").

     The maximum credit available under this Letter of Credit shall be One Hundred and One Million ____________________________ and 00/100 Dollars
($101,000,000.00).

     Funds under this Letter of Credit shall be made available to the Trustee against the Trustee's sight draft in the form Annex A drawn on us stating on its face: "Drawn under The Bank of Nova Scotia Irrevocable Letter of Credit No. ______________, dated November __, 1994" and a certificate in the form of Annex B hereto. Such sight draft and certificate shall be presented to us in person or by certified mail or express delivery service at [insert address].

     If a drawing is made hereunder at or prior to 12:00 Noon, New York time, on a Business Day (hereinafter defined), and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Trustee or to its designee, of the amount specified, in immediately available funds, not later than 12:00 Noon, New York time, on the next succeeding Business Day or not later than 12:00 Noon, New York time, on such later Business Day as the Trustee may specify. If a drawing, which satisfies the requirements set forth above in this paragraph, is made hereunder after 12:00 Noon, New York time, payment shall be made as provided above in this paragraph on the second succeeding Business Day or not later than 12:00 Noon, New York time, on such later Business Day as the Trustee may specify. As used herein,

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the term "Business Day" shall mean, in each case, any day other than a Saturday,
Sunday or a day on which banking institutions in the State of New York are authorized or required by law to close. Payment under this Letter of Credit to the Trustee shall be transferred by fed wire transfer to ABA # 021001318, a/c of Rexene Corp a/c # 048122 Attn: James Logan.

     This Letter of Credit shall automatically expire on____________________________.

           THIS LETTER OF CREDIT, UNLESS OTHERWISE EXPRESSLY STATED, IS GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500 (THE "UNIFORM CUSTOMS"), INCLUDING THE PROVISION THEREOF ALLOWING THE PARTIES TO EXPRESSLY AGREE TO TERMS AND PROVISIONS OTHER THAN AS PROVIDED IN THE UNIFORM CUSTOMS AND, TO THE EXTENT NOT INCONSISTENT WITH THE UNIFORM CUSTOMS, THIS LETTER OF CREDIT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificate(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate.

     We hereby agree with you to honor your demands for payment presented in strict compliance with the terms and conditions of this Letter of Credit.

                                        Very truly yours,

                                        THE BANK OF NOVA SCOTIA



                                        By:___________________________________
                                           Name:
                                           Title:



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                                                                         ANNEX B


                             CERTIFICATE FOR DRAWING

                                                                          [Date]



The Bank of Nova Scotia
_______________________
_______________________


     Re:  Irrevocable Letter of Credit No. ___________

     The undersigned, a duly authorized officer of United States Trust Company of New York, as Trustee under that certain Indenture dated as of September 18, 1992 (the "Indenture"), between such Trustee and Rexene Corporation (the "Trustee"), hereby certifies to The Bank of Nova Scotia (the "Bank") that:

     (1) The Trustee is making a drawing under the Letter of Credit in the amount of $____________________ Dollars ($______________) (the "Drawing
Amount").

     (2) The Drawing Amount is sufficient to pay the principal of and interest accrued and unpaid on the Increasing Rate Second Priority Notes Due 2002 issued pursuant to the Indenture. The Trustee has not received funds to make such payment and will use the Drawing Amount to do so.

     (3) The Trustee has executed a notice in the form of Exhibit I hereto and concurrently with the Trustee's receipt of the Drawing Amount, the Trustee will deliver such executed notice to Chemical Bank, as Collateral Agent under that certain Intercreditor and Collateral Trust Agreement dated as of September 18, 1992, among the Company, Chemical Bank, as First Priority Note Trustee, United States Trust Company of New York, as Second Priority Note Trustee, and Chemical Bank, as Collateral Agent.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ___________________, _____.

                                        UNITED STATES TRUST COMPANY OF NEW YORK



                                        By_____________________________________
                                           Name:
                                           Title: